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                                                                  EXHIBIT 23.01





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91187) of WESCO International, Inc. of our report dated May 14, 2004 relating to the financial statements of the WESCO Distribution, Inc. Retirement Savings Plan, which appears in this Form 11-K.





Pittsburgh, PA
June 28, 2004